Accounting policies	6 Months Ended
Dec. 31, 2022
Accounting policies
Accounting policies

3         Accounting policies

The accounting policies adopted are consistent with those of the consolidated financial statements for the year ended 30 June 2022, except as described below.

Taxes on income in the interim periods are accrued using the tax rate that would be applicable to expected total annual earnings.

New and amended standards and interpretations adopted by the Group

No new or amended IFRS standards or interpretations, effective for the first time for the financial year beginning on 1 July 2022, have had a material impact on the interim consolidated financial statements of the Group.

New and amended standards and interpretations issued but not yet adopted

There are no IFRS or IFRS IC interpretations that are not yet effective that would be expected to have a material impact on the Group in the future reporting periods or on foreseeable future transactions.

3          Accounting policies (continued)

Effect of IBOR reform

For the year ended 30 June 2021, we adopted the Phase 2 amendments to IFRS 9, “Financial Instruments” for the first time.

On 10 December 2021 and 13 December 2021, the Group amended and restated its revolving facility agreements with Bank of America and Santander plc respectively, to provide for an alternate method of calculating our interest rates following the cessation of GBP LIBOR and the 1-week and 2-month USD LIBOR rates. Interest is now calculated based on the Sterling Overnight Index Average (SONIA) plus a credit adjustment spread.

Our secured term loan facility of $225.0 million remains subject to USD LIBOR which is expected to be phased out completely by 30 June 2023. Therefore, in due course, the Group will need to re-negotiate terms with its lender and amend the terms of the related interest swap. Such amendments are expected to be achieved without material financial impact to the Group.

The following table contains details of all financial instruments held at 31 December 2022 which reference USD LIBOR and have not yet transitioned to an alternative interest rate benchmark, such that phase 1 reliefs continue to be applied to the hedge relationship as there remains uncertainty arising from IBOR reform:

	Carrying value as at 31 December 2022
	Assets	Liabilities
	£000	£000
Borrowings (measured at amortised cost)	—	(185,028)
Derivative financial instruments	4,901	—
Total	4,901	(185,028)

The Group has adopted the following hedge accounting reliefs provided by Phase 2 of the amendments:

(i)

Hedge designation – When the Phase 1 amendments cease to apply, the group will amend its cash flow hedge designation to reflect changes which are required by IBOR reform, but only to make one or more of these changes:

●	Designating an alternative benchmark rate (contractually or non-contractually specified) as a hedged risk;
●	Amending the description of the hedged item, including the designated portion of the cash flows being hedged; or
●	Amending the description of the hedging instrument.

The Group will update its hedge documentation to reflect these changes at the end of the reporting period in which the changes are made. The amendments to hedge documentation do not require the Group to discontinue the cash flow hedge relationship.

(ii)

Risk components – The Group is permitted to designate an alternative benchmark rate as a non-contractually specified risk component, even if it is not separately identifiable at the date when it is designated, provided that the Group reasonably expects that it will meet the requirements within 24 months of the first designation and the risk component is reliably measurable. The Group has not designated any alternative benchmark rates as risk components in any hedge relationships during the period.